SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        CARDINAL BANKSHARES CORPORATION
                -------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                                         N.A.
                --------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

                                    Not Applicable.

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                    Not Applicable.

                                                   March 29, 1999






Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Cardinal Bankshares Corporation. The meeting will begin at 2:00 p.m. on Wednesday, April 28, 1999, at The Bank of Floyd Community Room, Floyd, Virginia.

Please sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

You are also invited to remain after the meeting for light refreshments and visiting. If you plan to attend, please include the enclosed card with your proxy.

                                                     Very truly yours,



                                                     Leon Moore
                                                     President

                                           CARDINAL BANKSHARES CORPORATION
                                               101 Jacksonville Circle
                                                    P.O. Box 215
                                               Floyd, Virginia  24091

                                        PROXY SOLICITED BY BOARD OF DIRECTORS

     The undersigned hereby appoints William R. Rakes, C.W. Harman, Ronald Leon Moore and William R. Gardner, Jr. or any one or more of them, as proxies, with full power of substitution, to vote all common stock of the undersigned at the Annual Meeting of Stockholders of the Corporation, to be held on April 28, 1999, at 2:00 p.m., and at any adjournment thereof, as follows:

(1) To vote FOR election to the Board of Directors of all nominees listed below as a group, unless you insert the word "NO" in the blank at the end of this paragraph. If you insert the word "NO", you will cause your shares not to be voted in favor of anyone in the group.
         _________________.

YOU MAY INSTRUCT THE ABOVE PERSONS NOT TO VOTE FOR A PARTICULAR INDIVIDUAL NOMINEE BY DRAWING A LINE THROUGH THE NOMINEE'S NAME BELOW. Your shares will then be voted for those nominees which you have not so marked.

Nominees for Directors to serve until the 2000 Annual Meeting of Stockholders and until their successors are elected and have qualified, (or if sooner, until their retirement dates under the director retirement policy adopted by the Board of Directors) are:

                  K. Venson Bolt                     Kevin D. Mitchell
                  Joseph H. Conduff                  Ronald Leon Moore
                  William R. Gardner, Jr.            Dorsey H. Thompson
                  C.W. Harman

(2) To vote for appointment of Larrowe & Company, LLC, as independent auditor of the Corporation for the year 1999, unless one of the following two alternatives is chosen: AGAINST ( ); ABSTAIN ( ).

(3) To vote upon such other business as may be properly brought before the meeting.

THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED.

IF AUTHORITY TO VOTE IS NOT WITHHELD, OR IF NO CHOICE IS SPECIFIED, THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED ABOVE TO BE ELECTED TO THE BOARD OF DIRECTORS AND FOR APPOINTMENT OF LARROWE & COMPANY, LLC AS INDEPENDENT AUDITOR FOR THE CORPORATION FOR 1999.

Please sign your name(s) exactly as shown imprinted hereon. If acting as executor or trustee or otherwise in a fiduciary capacity, please sign as such fiduciary.

                                        -------------------------------------
                                        Signature of Stockholder

                                        -------------------------------------

                                        Signature of Stockholder

                                        Date:________________________________

                         CARDINAL BANKSHARES CORPORATION
                             101 Jacksonville Circle
                                  P.O. Box 215
                              Floyd, Virginia 24091

                  NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Cardinal Bankshares Corporation:

         NOTICE is hereby given that the 1999 Annual Meeting of Stockholders of Cardinal Bankshares Corporation will be held at The Bank of Floyd Community Room, Floyd, Virginia, on April 28, 1999, at 2:00 p.m. for the following purposes:

         (1) Electing Directors for the ensuing year.

         (2) Approving appointment of the Corporation's independent auditor for the year 1999.

         (3) Transacting such other business as may properly come before the meeting, or any adjournments thereof.

         Only stockholders of record at the close of business on March 24, 1999, are entitled to notice of and to vote at such meeting, or any adjournments thereof.

         Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding matters proposed to be acted upon at the meeting.

         To ensure that your shares are represented at the meeting, please fill in, date, sign, and mail promptly the enclosed proxy, for which a return envelope is provided. Your proxy is revocable at any time prior to its exercise.

                                             By Order of the Board of Directors




March 29, 1999

                         CARDINAL BANKSHARES CORPORATION
                             101 Jacksonville Circle
                                  P.O. Box 215
                              Floyd, Virginia 24091

                                 PROXY STATEMENT
                     FOR 1999 ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                 APRIL 28, 1999

         The Board of Directors of Cardinal Bankshares Corporation (the Corporation") solicits the enclosed proxy to be used at the 1999 Annual Meeting of Stockholders to be held at The Bank of Floyd Community Room, 101 Jacksonville Circle, Floyd, Virginia, on Wednesday, April 28, 1999, at 2:00 p.m., and at any adjournment thereof.

         The cost of solicitation of proxies will be borne by the Corporation. Solicitations will be made only by mail, except that, if necessary, officers and regular employees of the Corporation and The Bank of Floyd may make solicitations of proxies by telegram, telephone or personal calls. Brokerage houses and other nominees may request that copies of the proxy soliciting material be furnished to them for mailing to the beneficial owners of the stock held of record by such brokerage houses and nominees. The Corporation may reimburse them for their reasonable expenses in this connection.

         All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting in accordance with the instructions therein contained, if any. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof. Directors are elected by a plurality of votes properly cast, assuming a quorum is present. All matters coming before the meeting will be approved if the votes favoring such matter exceed those opposing it. Abstentions and broker non-votes will have no direct effect on the election of directors or any other matter which may be considered.

         An Annual Report to Stockholders, including the Corporation's financial statements for the year ended December 31, 1998, accompanies this proxy statement. This proxy statement and the accompanying proxy are first being sent or delivered to stockholders of the Corporation on or about March 29, 1999.

         As of February 26, 1999, the Corporation had outstanding 511,911 shares of its common stock, each of which is entitled to one vote at the Annual Meeting. Only stockholders of record at the close of business on March 24, 1999, will be entitled to vote at the meeting, or any adjournment thereof.

                          ITEM 1: ELECTION OF DIRECTORS

       At the meeting, seven Directors will be elected, to serve until the 2000 Annual Meeting of Stockholders, or if sooner, until their retirement dates under the director retirement policy adopted by the Board of Directors.

         In the event that any nominee becomes unavailable for election, any proxy voted in his favor will be voted for a substitute nominee. However, the Board of Directors does not anticipate that any nominee will be unavailable for election, and all have consented to be named and to serve if elected. Each nominee hereinafter named has been recommended for election by the Board of Directors.


                                           INFORMATION CONCERNING NOMINEES


                                                                             Principal Occupation and Principal
                                                              Director        Business Conducted Past Five Years
         Name                                     Age           Since                    Years
         ----                                     ---           -----                    -----

K. Venson Bolt                                    73          3/12/96       Vice Chairman, The Bank of Floyd;
                                                                            Farmer
Joseph H. Conduff                                 78          3/12/96       Chairman of the Corporation and The
                                                                            Bank of Floyd; Dentist
William R. Gardner, Jr.                           56          3/12/96       Director of Pupil Personnel, Floyd
                                                                            County Public Schools
C.W. Harman                                       75          3/12/96       Retired Farmer and Merchant
Kevin D. Mitchell                                 60          3/12/96       Dairy Farmer
Ronald Leon Moore                                 57          3/12/96       President and Chief Executive Officer
                                                                            of the Corporation and The Bank of
                                                                            Floyd
Dorsey H. Thompson                                69          3/12/96       Farmer


                                               EXECUTIVE COMPENSATION

         The following table sets forth the compensation of the Corporation's Chief Executive Officer for the fiscal year ended December 31, 1998, 1997 and 1996. No other officer received in excess of $100,000 for the current year.

                                             Summary Compensation Table
                                             --------------------------
Name and Capacity
in Which Served                         Year            Salary              All Other Compensation(1)

Ronald Leon Moore,                      1998            $110,000.00              $ 3,500.00
President and Chief Executive Officer   1997            $103,500.00                   --
                                        1996            $ 97,700.00              $ 2,940.00

(1) Employer contribution to the Corporation's pension plan for the years indicated.



                     DIRECTORS MEETINGS, COMMITTEES AND FEES
                     ---------------------------------------

         Directors of the Corporation currently receive a fee of $200 for each board meeting attended and $60 for each committee meeting attended. The Board of Directors held seven meetings during the last fiscal year. All incumbent directors attended at least 75 percent of the aggregate number of meetings held by the Board and meetings of committees on which they served.

     The Board of Directors has appointed an Audit Committee consisting of the following nonemployee directors: K. Venson Bolt, William R. Gardner, Jr., Kevin
D. Mitchell and Dorsey H. Thompson. The Audit Committee, which met one time during 1998, reviews the financial records and reports of the Bank and each of its affiliates.

         The Board of Directors has appointed a Nominating Committee, consisting of Kevin D. Mitchell, K. Venson Bolt and William R. Gardner, Jr., to consider nominees to stand for election to the Board of Directors. This committee met one time during 1998. The Nominating Committee has no formal procedure for considering nominees proposed by the shareholders. The Board of Directors has not created a Compensation Committee.


                            OWNERSHIP OF COMMON STOCK

         The following stockholder beneficially owned in excess of five percent of the outstanding common stock of the Corporation as of March 24, 1999.
Name and Address of                Amount and Nature of         Percent of Class
Beneficial Owner                   Beneficial Ownership

Joseph H. Conduff                       51,137 (1)                     9.9
P.O. Box 113
Floyd, VA  24091

     (1) Includes 5,280 shares owned by his wife, and 210 shares as custodian under the Virginia Uniform Transfers to Minors Act.

The following table sets forth the beneficial ownership of the Common Stock of the Corporation as of March 24, 1999, by each director (including the Chief Executive Officer) and nominee and all directors and executive officers as a group.

           Name of Beneficial                         Amount and Nature of                      Percent of Class
                  Owner                              Beneficial Ownership(1)
K. Venson Bolt                                               2,956 (3)                                    (2)
Joseph H. Conduff                                           51,137 (4)                                     9.9
William R. Gardner, Jr.                                        440                                        (2)
C.W. Harman                                                  2,034 (5)                                    (2)
Kevin D. Mitchell                                            5,350 (6)                                     1.0
Ronald Leon Moore                                            2,204 (7)                                    (2)
Dorsey H. Thompson                                           2,909 (8)                                    (2)
All directors and executive officers as                      67,030                                       13.1
a group (7 persons)

(1) Includes shares which may be deemed beneficially owned by virtue of family relationships, joint ownership, voting power or investment power.

(2)      Less than 1 percent.

(3)      Includes 176 shares owned with his wife.

(4)      Includes 5,280 shares owned by his wife.

(5)      Includes 1,586 shares owned with his wife.

(6) Includes 246 shares owned jointly with his wife, 220 shares owned by his wife and 220 shares owned as custodian for his son.

(7) Includes 1,100 shares owned by his wife, and 388 shares owned jointly with his wife.

(8)      Includes 946 shares owned jointly with his wife.

             Section 16(a) Beneficial Ownership Reporting Compliance
             -------------------------------------------------------

         Based on a review of the forms submitted to the Corporation during or with respect to its fiscal year ended December 31, 1998, no person required to file reports pursuant to Section 16 of the Securities Exchange Act of 1934 failed to file any such report on a timely basis during that year.


                              CERTAIN TRANSACTIONS
                              --------------------

         Some of the directors and officers of the Corporation and their families are at present, as in the past, customers of the Corporation, and have had and expect to have transactions with the Corporation in the ordinary course of business. In addition, some of the directors and officers of the Corporation are at present, as in the past, also directors and officers of corporations which are customers of the Corporation and which have had an expect to have transactions with the Corporation in the ordinary course of business. Such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.

                   ITEM 2: APPOINTMENT OF INDEPENDENT AUDITOR
                   ------------------------------------------

         Larrowe & Company, LLC is being recommended to the stockholders of the Corporation for appointment as independent auditor for the year ending December 31, 1999. Representatives of this firm are expected to attend the meeting and have the opportunity to make a statement and respond to appropriate questions from stockholders.

                         STOCKHOLDER PROPOSALS FOR 2000
                         ------------------------------

         If any eligible stockholder intends to present a proposal at the 2000 Annual Meeting of Stockholders, such proposal must be received by the Corporation at its principal executive office, 101 Jacksonville Circle, P.O. Box 215, Floyd, Virginia, on or before November 27, 1999. Otherwise, such proposal will not be considered for inclusion in the Corporation's proxy statement for such meeting.

                                  MISCELLANEOUS
                                  -------------

         All properly executed proxies received by the Corporation will be voted at the meeting in accordance with the instructions contained therein.

         The Board of Directors knows of no matter not identified herein which may properly come before the meeting for action. However, if any other matter does properly come before the meeting, the person or persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

         You are urged to  execute  and return  promptly  the  enclosed  form of proxy.
                                       6